THE RBB FUND, INC.

F/m 2-Year Investment Grade Corporate Bond ETF | (Ticker: ZTWO)

F/m 3-Year Investment Grade Corporate Bond ETF | (Ticker: ZTRE)

F/m 10-Year Investment Grade Corporate Bond ETF | (Ticker: ZTEN)

Supplement dated November 27, 2024

to the Prospectus and Statement of Additional Information (“SAI”),

each dated January 9, 2024

This supplement provides new and additional information beyond that contained in the Prospectus and SAI of the F/m 2-Year Investment Grade Corporate Bond ETF, F/m 3-Year Investment Grade Corporate Bond ETF, and F/m 10-Year Investment Grade Corporate Bond ETF, and should be read in conjunction with those documents.

Effective December 19, 2024, the F/m 2-Year Investment Grade Corporate Bond ETF, F/m 3-Year Investment Grade Corporate Bond ETF, and F/m 10-Year Investment Grade Corporate Bond ETF will be listed on the Nasdaq Stock Market LLC. All references to NYSE Arca, Inc. are deleted in their entirety and replaced with the Nasdaq Stock Market LLC. The ticker symbols for the F/m 2-Year Investment Grade Corporate Bond ETF, F/m 3-Year Investment Grade Corporate Bond ETF, and F/m 10-Year Investment Grade Corporate Bond ETF will not change.

Please retain this supplement for future reference.